UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure

     On October 25, 2004, TALX Corporation announced that it had acquired Net Profit, Inc., headquartered in Greenville, South Carolina, and TBT Enterprises, Inc., headquartered in Gaithersburg, Maryland. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004	TALX CORPORATION
	By:	/s/ L. Keith Graves L. Keith Graves Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated October 25, 2004, announcing the acquisition by TALX Corporation of Net Profit, Inc. and TBT Enterprises, Inc.